UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2024

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Technology Center Drive
Suite 300
Stoughton, MA 02072
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 713-3699

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	COLL	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01               Regulation FD Disclosure.

On January 3, 2024, Collegium Pharmaceutical, Inc. (the “Company”) issued a press release announcing full-year revenue, adjusted operating expense and adjusted EBITDA guidance for 2024. The Company also announced that the Board of Directors of the Company authorized a new share repurchase program from January 2024 through June 2025 to repurchase up to $150 million of the Company’s shares of common stock, which program is described in more detail under Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 7.01 of this Current Report on Form 8-K.

In addition, on January 3, 2024, the Company posted a corporate presentation to its website that representatives of the Company may use from time to time in presentations or discussions with investors, analysts or other parties. A copy of the presentation is attached hereto as Exhibit 99.2 and is being furnished, not filed, under Item 7.01 of this Current Report on Form 8-K.

To the extent that the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, are not descriptions of historical facts regarding the Company, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may, in some cases, use terms such as “predicts,” “forecasts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Examples of forward-looking statements contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, include, among others, statements related to the Company’s full-year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for its products and the Company’s assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from the Company's current expectations. Actual results may differ materially from management’s expectations and such forward-looking statements in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, could be affected as a result of various important factors, including risks relating to, among others: risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products; unknown liabilities; our ability to commercialize and grow sales of our products; our ability to manage our relationships with licensors; the success of competing products that are or become available; our ability to obtain and maintain regulatory approval of our products and any product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; the size of the markets for our products and product candidates, and our ability to service those markets; our ability to obtain reimbursement and third-party payor contracts for our products; the rate and degree of market acceptance of our products and product candidates; the costs of commercialization activities, including marketing, sales and distribution; changing market conditions for our products; the outcome of any patent infringement or other litigation that may be brought by or against us; the outcome of any governmental investigation related to our business; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory; our ability to obtain funding for our operations and business development; regulatory developments in the U.S.; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency, or DEA, compliance; our customer concentration; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Committee. Any forward-looking statements that the Company makes in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise, after the date of this Current Report on Form 8-K.

Item 8.01	Other Information.

On January 1, 2024, the Board of Directors of the Company authorized a new share repurchase program to repurchase up to $150 million of the Company’s shares of common stock through June 30, 2025. The timing and amount of any shares purchased on the open market will be determined based on the Company’s evaluation of the market conditions, share price and other factors. The Company plans to utilize existing cash on hand to fund the share repurchase program.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 3, 2024.
99.2	Investor Presentation, dated January 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2024	Collegium Pharmaceutical, Inc.

	By:	/s/ Colleen Tupper
Name: Colleen Tupper
Title: Executive Vice President and Chief Financial Officer